SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  X ]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           Federated Insurance Series
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[   ]   Fee paid previously with preliminary proxy materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
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        2)     Form, Schedule or Registration Statement No.:
               ------------------------------------------------------------

        3)     Filing Party:
               ------------------------------------------------------------

        4)     Date Filed:
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                           FEDERATED INSURANCE SERIES

                       Federated Total Return Bond Fund II

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 2, 2004


A Special Meeting of the shareholders of Federated Total Return Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on December 2, 2004, for the following purposes:


1. To approve the Liquidation and Dissolution of the Fund pursuant to which the Fund's assets will be liquidated and liabilities satisfied and remaining proceeds distributed to shareholders, and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed October 25, 2004 as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of
                                             Trustees,



                                             John W. McGonigle
                                             Secretary


November 5, 2004


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YOU CAN HELP AVOID THE  NECESSITY  AND EXPENSE OF SENDING  FOLLOW-UP  LETTERS TO
ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT

                           FEDERATED INSURANCE SERIES

                       Federated Total Return Bond Fund II

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000
                                1 (800) 341-7400


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Fund (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on December 2, 2004, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund's investment adviser, Federated Investment Management Company ("Adviser"). In addition to solicitations through the mails, officers, employees, and agents of the Fund may solicit proxies or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about November 5, 2004, to shareholders of record at the close of business on October 25, 2004 (the "Record Date"). On the Record Date, the Fund had outstanding __________________ shares of beneficial interest.

     Shares of the Fund are used solely as an investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public. Shares are not sold on a national securities exchange.

     The shares of the Fund have been issued only in connection with the sale of the following variable insurance contracts:

     Retirement Ally, issued by Nationwide Life Insurance Company ("Nationwide")

     Triple Crown, issued by Fortis Benefits Insurance Company ("Fortis")

The addresses of the above listed contracts are:

     Nationwide: Nationwide Life Insurance Company, P.O. Box 182104, Columbus, OH, 43272-2104

     Fortis: C/O Hartford Life and Annuity Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089

     The Fund's annual report, which includes audited financial statements for the fiscal year ended December 31, 2003, was previously mailed to shareholders. The Fund's semi-annual report, which contains unaudited financial statements for the period ended June 30, 2004, was also previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for the Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400. Additionally, You can obtain information about the Fund by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

                                    PROPOSAL

     APPROVAL OR DISAPPROVAL OF LIQUIDATION OF THE FUND PURSUANT TO WHICH THE ASSETS OF THE FUND WILL BE LIQUIDATED, LIABILITIES SATISFIED AND THE REMAINING PROCEEDS DISTRIBUTED TO THE SHAREHOLDERS.


The Trust is an open-end, management investment company, established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Fund's investment objective is to provide a total return on its assets. The Fund began its operations on July 7, 1999 and since that time, through June 30, 2004, its net asset have grown to only $5.47 million.

The Fund's Adviser does not believe that the Fund is economically viable due to its small size and its lack of asset growth. At the Fund's present size, the fixed expenses of operating the Fund relative to the Fund's net assets are too high for shares of the Fund to be saleable without the Adviser's waiver of its investment advisory fee and/or reimbursement of Fund operating expenses. As stated in the Fund's current prospectus (dated April 30, 2004), the Fund's expenses before waivers and reimbursements are 5.39%; and are 0.85% after waivers and reimbursements (These fees and expenses relate exclusively to shares of the Fund, and do not include any additional fees or expenses that may be imposed by separate accounts of insurance companies writing variable annuity or variable life insurance contracts). The Adviser of the Fund has advised the Board that it is unwilling to continue to waive its fee and reimburse the Fund's operating expenses. The Fund's distributor, Federated Securities Corp. (FSC) has advised the Board that it does not believe it can significantly increase sales of Fund Shares in the future. As a result, the Adviser has determined that it would be in the best interest of the Fund and its Shareholders to liquidate the Fund.

At a meeting held on August 20, 2004, the Board considered the Adviser's recommendation that it would best serve the interests of the Fund and its shareholders to liquidate the Fund. After careful consideration of the matter, the Board approved the liquidation and termination of the Fund. Additionally, the Board has approved a resolution providing, that the liquidation of the Fund be submitted to shareholders for their approval.

The Board considered a number of factors, specifically the Fund's current asset size, its current expense ratio, and the likelihood that Fund assets may grow appreciably in the foreseeable future to allow the Fund to operate efficiently. Based on its consideration of these and other factors deemed relevant, the Board determined that the liquidation of the Fund was in the best interests of the Fund and its Shareholders.

If shareholders fail to approve the liquidation, the Fund will continue to operate and be managed in accordance with the investment objective and policies of the Fund as currently in effect. In such case, however, the Trustees will determine what alternative action, if any, should be taken. Additionally, the Adviser may discontinue the waiver of its investment advisory fee and /or reimbursement of Fund operating expenses.

Exhibit A to this proxy is a Plan of Liquidation (the "Plan") that details the process of liquidating the Fund. A description of the Plan is detailed below.

DESCRIPTION OF THE PLAN

The Plan will become effective on the date of its approval by shareholders (the "Effective Date"). Following shareholder approval, as soon as reasonably practicable after the Effective Date, all of the Fund's assets will be converted into cash, all expenses will be paid and the remaining cash will be distributed to the insurance company separate accounts. The Fund has been advised by the separate account insurance companies that after the remaining cash has been distributed to them, each owner of the variable insurance policies and contracts will have their assets transferred into the Federated Prime Money Fund II, a portfolio of the Trust.

The Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund in accordance with the purposes intended by the Plan.

Except as may otherwise be agreed upon between the Fund and the Adviser, the Adviser will bear all expenses incurred by or allocable to the Fund in executing the Plan. The adoption of the Plan will not affect the right of shareholders to redeem Shares of the Fund at their then current net asset value per share. All officers of the Fund, as well as all entities serving the Fund, will continue in their present positions and capacities until such time as the Fund is liquidated.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Special Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve the Proposal.

     Insurance company separate accounts, as shareholders of the Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares or other voting interests in the Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners are permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners. Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the liquidation of the Fund. Holders of more than fifty percent of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the other proposals.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.


     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Fund
Officers and Trustees of the Fund own less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:

-------------------------------- -------------------------- -----------------
Name and address of              Amount and nature of       Percent of Fund
 beneficial owner                beneficial ownership
-------------------------------- -------------------------- -----------------
-------------------------------- -------------------------- -----------------

-------------------------------- -------------------------- -----------------
-------------------------------- -------------------------- -----------------

-------------------------------- -------------------------- -----------------
-------------------------------- -------------------------- -----------------

-------------------------------- -------------------------- -----------------

Legal Proceedings
Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.

As a result of these inquiries, Federated and the Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website at www.federatedinvestors.com, and any future press releases on this subject will also be posted there.

Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts.

The Board of the Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

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SHAREHOLDERS  ARE REQUESTED TO COMPLETE,  DATE AND SIGN THE ENCLOSED  PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                           By Order of the Board of Trustees,



                                           John W. McGonigle
                                           Secretary


November 5, 2004

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds may deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides so-called "householding", as permitted by applicable rules. The Fund's "householding" program covers their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent "implied consent" if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty 60 days before they begin householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time and can request a separate copy of this proxy by contacting the Funds by mail at: Federated Insurance Series, Federated Investors Tower, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7010: or by calling the Fund at 1-800-864-1013. Shareholders who purchased shares through an intermediary should contact their representative.


                                    EXHIBIT A

                               PLAN OF LIQUIDATION

The following is a Plan of Liquidation (the "Plan") for Federated Total Return Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"). The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts on September 15, 1993.

WHEREAS, the Trust's Board of Trustees (the "Board") has determined that it is advisable and in the best interests of the Fund and its Shareholders to liquidate the Fund, and the Board, on August 20, 2004, considered the matter and decided to recommend the termination of the Fund;

The liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. This Plan shall become effective only upon the adoption and approval of the Plan at a meeting of Shareholders of the Fund ("Meeting") called for the purpose of voting on the approval or disapproval of the liquidation of the Fund. Approval is to be determined by the vote of a majority of the outstanding shares of the Fund, which means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

2.   Liquidation.   As  promptly  as  practicable   after  the  Effective  Date,
     consistent with the provisions of this Plan, the Fund shall be liquidated.

3. Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, and distributing its assets to Shareholders; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders, and permit the reinvestment thereof in additional shares.

4. Liquidation of Assets. The Fund shall cause its portfolio securities and other assets to be sold to realize cash, to the extent practicable and consistent with the terms of the Plan.

5. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall reasonably determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

6. Liquidating Distribution. As soon as practicable after the Effective Date, and in any event within sixty (60) days thereafter, the Fund shall mail the following to each Shareholder of record who has not redeemed its shares:
     (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

7. Expenses of Liquidation. Except as may otherwise be agreed to between the Fund and, Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), all expenses incurred by or allocable to the Fund in carrying out this Plan and dissolving the Fund shall be borne by the Adviser.

8. Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have the authority to do or authorize the execution of any and all acts they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan.

9. Amendment of the Plan. The Board shall have the power to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the liquidation, dissolution and termination of the Fund, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

                           FEDERATED INSURANCE SERIES

                       Federated Total Return Bond Fund II


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Adviser
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
STATE STREET BAND AND TRUST COMPANY
P.O. Box 8600
Boston, MA 02266-8600

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Cusip 313916868

XXXXXXXXXXX


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Total Return Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Todd P. Zerega, M. Allison Miller, Cathy C. Ryan, William Haas, Suzanne W. Land and Alicia Allison or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on December 2, 2004, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF FEDERATED INSURANCE SERIES THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.



PROPOSAL:      To approve the  Liquidation  and  Dissolution of the Fund
               pursuant to which the Fund's assets will be liquidated and liabilities satisfied and remaining proceeds distributed to shareholders.


                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]




                                           YOUR VOTE IS IMPORTANT
                                           Please complete, sign and return
                                           this card as soon as possible.

                                           Dated

                                           Signature




Please sign this proxy exactly as your name appears on the books of the Trust. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

  You may also vote your shares by touch tone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.